July 27, 2023

BNY Mellon Investment Funds VI

-BNY Mellon Balanced Opportunity Fund

Supplement to Statement of Additional Information

Effective on or about September 1, 2023 (the "Effective Date"), the following information supplements and supersedes any contrary information contained in the fund's Statement of Additional Information:

BNYM Investment Adviser has engaged its affiliate, NIMNA, to serve as BNYMBOF's sub-adviser responsible for overall asset allocation for the fund and for the portion of the fund's assets allocated to equity investments and fixed-income investments. NIMNA has entered into a sub-sub-investment advisory agreement with its affiliate, NIM, pursuant to which NIM provides the day-to-day management of the portion of BNYMBOF's assets allocated to fixed-income investments. The contractual fee rate payable by BNYM Investment Adviser to NIMNA for managing the portion of BNYMBOF's assets allocated to fixed-income investments is 0.04% of the value of such assets.

Howard Cunningham and Martin Chambers are the portfolio managers primarily responsible for the portion of BNYMBOF's assets allocated to fixed-income investments.

Additional Information About the Portfolio Managers. The following table lists the number and types of accounts advised by Mr. Chambers, and assets under management in those accounts, as of June 30, 2023:

Primary Portfolio Manager	Registered Investment Company Accounts	Total Assets Managed ($)	Other Pooled Investment Vehicles	Total Assets Managed ($)	Other Accounts	Total Assets Managed ($)
Martin Chambers	None	N/A	5	128M	None	NA

None of the accounts included within the table above are subject to performance-based advisory fees.

As of June 30, 2023, neither Mr. Cunningham nor Mr. Chambers beneficially owned any shares of BNYMBOF.

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References to David Bowser and INA as a Sub-Adviser to BNYMBOF are removed.

GRP2-SAISTK-0723